UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2014

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Apollo Medical Holdings, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2014 (the “Original Filing”). The Original Filing described the terms of an equity and debt investment (the “Investment”) for up to $12.0 million with NNA of Nevada, Inc. (“Lender”) and this Form 8-K/A describes the terms of several ancillary agreements entered into in connection with the Investment. Except as specifically amended herein, the Original Filing remains unchanged.

Item 1.01 Entry into a Material Definitive Agreement

As part of the Investment, and as a closing condition to that certain Credit Agreement between the Company and Lender, dated March 28, 2014 (the “Credit Agreement”), on March 28, 2014, Apollo Medical Management, Inc. (“Apollo Management”), a subsidiary of the Company, entered into Employment Agreements with each of Warren Hosseinion, M.D., the Company’s Chief Executive Officer (the “Hosseinion Employment Agreement”) and Adrian Vazquez, M.D. (the “Vazquez Employment Agreement” and, together with the Hosseinion Employment Agreement, the “Employment Agreements”), pursuant to which Dr. Hosseinion and Dr. Vazquez have agreed to serve as senior executives of Apollo Management. The Employment Agreements provide for (i) base salary of $200,000 per year, (ii) participation in any incentive compensation plans and stock plans of Apollo Management that are available to other similarly positioned employees of Apollo Management, and (iii) reimbursement of expenses incurred on behalf of Apollo Management.

Apollo Management has the right under the Hosseinion Employment Agreement to terminate Dr. Hosseinion for cause if, among other things, there is a material and uncured breach by Dr. Hosseinion of any of the following agreements: (i) the Hosseinion Hospitalist Participation Agreement (as defined below) or other employment agreement with ApolloMed Hospitalists, a California professional corporation (“AH”), (ii) that certain Shareholder Agreement dated as of March 28, 2014, by and among Dr. Hosseinion, the Company, Apollo Management, Adrian Vazquez, M.D. and Lender (the “Shareholder Agreement”), a copy of which was filed as Exhibit 10.11 with the Original Filing, (iii) the Maverick Physician Shareholder Agreement (as defined below), (iv) the ACC Physician Shareholder Agreement (as defined below), or (v) the AH Physician Shareholder Agreement (as defined below). Apollo Management has the right under the Vazquez Employment Agreement to terminate Dr. Vazquez for cause if, among other things, there is a material and uncured breach by Dr. Vazquez of either (i) the Vazquez Hospitalist Participation Agreement (as defined below) or other employment agreement with AH or (ii) the Shareholder Agreement. The Employment Agreements replaced, and thereby terminated, prior employment agreements between Apollo Management and each of Dr. Hosseinion and Dr. Vazquez.

Also on March 28, 2014, AH entered into Hospitalist Participation Service Agreements with each of Dr. Hosseinion (the “Hosseinion Hospitalist Participation Agreement”) and Dr. Vazquez (the “Vazquez Hospitalist Participation Agreement” and, together with the Hosseinion Hospitalist Participation Agreement, the “Hospitalist Participation Agreements”), pursuant to which Dr. Hosseinion and Dr. Vazquez provide physician services for AH. The Hospitalist Participation Agreements provide for (i) base salary of $195,000 per year, (ii) a $55,000 annual car and communications allowance, and (iii) reimbursement of reasonable business expenses. The Hospitalist Participation Agreements replaced, and thereby terminated, prior hospitalist participation service agreements between AH and each of Dr. Hosseinion and Dr. Vazquez.

As a condition of the Company causing its affiliates to enter into the Hospitalist Participation Agreements and the Employment Agreements, on March 28, 2014, the Company entered into Stock Option Agreements with each of Dr. Hosseinion (the “Hosseinion Stock Option Agreement”) and Dr. Vazquez (the “Vazquez Stock Option Agreement” and, together with the Hosseinion Stock Option Agreement, the “Stock Option Agreements”). The Stock Option Agreements provide that each of Dr. Hosseinion and Dr. Vazquez grant the Company the option to purchase (at fair market value) all equity interests in the Company held by Dr. Hosseinion or Dr. Vazquez, as applicable, in the event that (i) either the applicable Hospitalist Participation Agreement or the applicable Employment Agreement is terminated by the Company for cause due to a willful or intentional breach by Dr. Hosseinion or Dr. Vazquez, as applicable, (ii) Dr. Hosseinion or Dr. Vazquez, as applicable, commits fraud or any felony against the Company or any of its affiliates, (iii) Dr. Hosseinion or Dr. Vazquez, as applicable, directly or indirectly solicits any patients, customers, clients, employees, agents or independent contractors of the Company or any of its affiliates for competitive purposes or (iv) Dr. Hosseinion or Dr. Vazquez, as applicable, directly or indirectly Competes (as such term is defined in the Stock Option Agreements) with the Company or any of its affiliates.

On March 28, 2014, Apollo Management amended and restated its Management Services Agreement with each of ApolloMed Care Clinic, a California professional corporation (“ACC”), Maverick Medical Group Inc., a California professional corporation (“Maverick”), and AH. Dr. Hosseinion currently holds all the issued and outstanding shares of each of ACC, Maverick and AH (collectively, the “Practices”). The agreement with ACC (the “ACC Management Agreement”) amended and restated the prior Management Agreement between the parties, dated July 31, 2013. The agreement with Maverick (the “Maverick Management Agreement”) amended and restated the prior Management Agreement between the parties, dated February 1, 2013. The agreement with AH (the “AH Management Agreement” and together with the ACC Management Agreement and the Maverick Management Agreement, the “Management Agreements”) amended and restated the prior Management Agreement between the parties, dated March 20, 2009. The Management Agreements provide that Apollo Management has exclusive authority to manage each of the Practices and is obligated to provide all non-physician personnel. Apollo Management is entitled to management fees as set forth in the respective agreements. The Management Agreements replaced, and thereby terminated, prior management agreements between Apollo Management and each Practice.

As a condition to entry into the Managements Agreements, on March 28, 2014, Dr. Hosseinion entered into Physician Shareholder Agreements in favor of Apollo Management and the Company, for the account of each of ACC (the “ACC Physician Shareholder Agreement”), Maverick (the “Maverick Physician Shareholder Agreement”) and AH (the “AH Physician Shareholder Agreement” and, together with the ACC Physician Shareholder Agreement and the Maverick Physician Shareholder Agreement, the “Physician Shareholder Agreements”). The purpose of the Physician Shareholder Agreements is to memorialize the agreement of Dr. Hosseinion to act in accordance with the Management Agreements, and to the extent of Dr. Hosseinion’s personal authority, to refrain from any action or inaction that would result in a breach by any Practice of its obligations under its respective Management Agreement. To that end, each Physician Shareholder Agreement contains covenants which obligate Dr. Hosseinion to comply with the applicable Management Agreement and restricts Dr. Hosseinion’s ability to transfer equity held by Dr. Hosseinion in the applicable Practice or to issue new equity in the applicable Practice. Each Management Agreement also provides the Company with the right to designate a third party to acquire all (or such amount such that the transferee would acquire a 51% interest) of Dr. Hosseinion’s equity in the applicable Practice for $100, subject to a fair market value adjustment, if applicable. The Lender has certain rights to require the Company to exercise its acquisition right upon notice pursuant to the terms of the Credit Agreement and that certain Convertible Secured Note, made by the Company in favor of the Lender, dated March 28, 2014. To the extent that Dr. Hosseinion transfers all of his equity in any Practice in connection with such acquisition right, Dr. Hosseinion is subject to certain non-solicitation and non-competition provisions, as set forth in each Physician Shareholder Agreement.

In addition, as a condition to the closing of the Credit Agreement, on March 28, 2014, Apollo Management entered into Amendment No.1 to the Intercompany Revolving Loan Agreement with each of ACC (the “ACC Amended Loan Agreement”), Maverick (the “Maverick Amended Loan Agreement”) and AH (the “AH Amended Loan Agreement” and together with the ACC Amended Loan Agreement and the Maverick Amended Loan Agreement, the “Amended Loan Agreements”). The ACC Amended Loan Agreement amended the Intercompany Revolving Loan Agreement between the parties, dated July 31, 2013, pursuant to which Apollo Management agreed to provide ACC with a revolving loan commitment of up to $1.0 million. The Maverick Amended Loan Agreement amended the Intercompany Revolving Loan Agreement between the parties, dated February 1, 2013, pursuant to which Apollo Management agreed to provide Maverick with a revolving loan commitment of up to $5.0 million. The AH Amended Loan Agreement amended the Intercompany Revolving Loan Agreement between the parties, dated September 30, 2013, pursuant to which Apollo Management agreed to provide AH with a revolving loan commitment of up to $10.0 million. Each Amended Loan Agreement provides that Apollo Management’s obligation to make any advances shall automatically terminate concurrently with the termination of the applicable Management Agreement. In addition, each Amended Loan Agreement provides that (i) any material breach by Dr. Hosseinion of the applicable Physician Shareholder Agreement or (ii) the termination of the applicable Management Agreement, shall constitute an event of default under the Amended Loan Agreement.

A copy of the Hosseinion Employment Agreement, the Vazquez Employment Agreement, the Hosseinion Hospitalist Participation Agreement, the Vazquez Hospitalist Participation Agreement, the Hosseinion Stock Option Agreement, the Vazquez Stock Option Agreement, the ACC Management Agreement, the Maverick Management Agreement, the AH Management Agreement, the ACC Physician Shareholder Agreement, the Maverick Physician Shareholder Agreement, the AH Physician Shareholder Agreement, the ACC Amended Loan Agreement, the Maverick Amended Loan Agreement, and the AH Amended Loan Agreement are attached hereto as Exhibits 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22, 10.23, 10.24, 10.25, 10.26, and 10.27, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Hosseinion Employment Agreement, the Vazquez Employment Agreement, the Hosseinion Hospitalist Participation Agreement, the Vazquez Hospitalist Participation Agreement, the Hosseinion Stock Option Agreement, the Vazquez Stock Option Agreement, the ACC Management Agreement, the Maverick Management Agreement, the AH Management Agreement, the ACC Physician Shareholder Agreement, the Maverick Physician Shareholder Agreement, the AH Physician Shareholder Agreement, the ACC Amended Loan Agreement, the Maverick Amended Loan Agreement, and the AH Amended Loan Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The description of the terminated employment agreements, hospitalist participation service agreements, and management agreements, discussed above under Item 1.01, is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the agreements to which Dr. Hosseinion is a party, directly or indirectly, discussed above under Item 1.01, including the Hosseinion Employment Agreement, the Hosseinion Hospitalist Participation Agreement, the Hosseinion Stock Option Agreement, the ACC Management Agreement, the Maverick Management Agreement, the AH Management Agreement, the ACC Physician Shareholder Agreement, the Maverick Physician Shareholder Agreement, the AH Physician Shareholder Agreement, the ACC Amended Loan Agreement, the Maverick Amended Loan Agreement, and the AH Amended Loan Agreement, are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.13	Employment Agreement, between Apollo Medical Management, Inc. and Warren Hosseinion, M.D., dated March 28, 2014.

10.14	Employment Agreement, between Apollo Medical Management, Inc. and Adrian Vazquez, M.D., dated March 28, 2014.

10.15	Hospitalist Participation Service Agreement, between ApolloMed Hospitalists and Warren Hosseinion, M.D., dated March 28, 2014.

10.16	Hospitalist Participation Service Agreement, between ApolloMed Hospitalists and Adrian Vazquez, M.D., dated March 28, 2014.

10.17	Stock Option Agreement, between Warren Hosseinion, M.D. and Apollo Medical Holdings, Inc., dated March 28, 2014.

10.18	Stock Option Agreement, between Adrian Vazquez, M.D. and Apollo Medical Holdings, Inc., dated March 28, 2014.

10.19	Amended and Restated Management Services Agreement, between Apollo Medical Management, Inc. and ApolloMed Care Clinic, dated March 28, 2014.

10.20	Amended and Restated Management Services Agreement, between Apollo Medical Management, Inc. and Maverick Medical Group Inc., dated March 28, 2014.

10.21	Amended and Restated Management Services Agreement, between Apollo Medical Management, Inc. and ApolloMed Hospitalists, dated March 28, 2014.

10.22	Physician Shareholder Agreement, granted and delivered by Warren Hosseinion, M.D., in favor of Apollo Medical Management, Inc. and Apollo Medical Holdings, Inc., for the account of ApolloMed Care Clinic, dated March 28, 2014.

10.23	Physician Shareholder Agreement, granted and delivered by Warren Hosseinion, M.D., in favor of Apollo Medical Management, Inc. and Apollo Medical Holdings, Inc., for the account of Maverick Medical Group, Inc., dated March 28, 2014.

10.24	Physician Shareholder Agreement, granted and delivered by Warren Hosseinion, M.D., in favor of Apollo Medical Management, Inc. and Apollo Medical Holdings, Inc., for the account of ApolloMed Hospitalists, dated March 28, 2014.

10.25	Amendment No. 1 to Intercompany Revolving Loan Agreement, between Apollo Medical Management, Inc. and ApolloMed Care Clinic, dated March 28, 2014.

10.26	Amendment No. 1 to Intercompany Revolving Loan Agreement, between Apollo Medical Management, Inc. and Maverick Medical Group Inc., dated March 28, 2014.

10.27	Amendment No. 1 to Intercompany Revolving Loan Agreement, between Apollo Medical Management, Inc. and ApolloMed Hospitalists, dated March 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: April 3, 2014	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer